Other Income - Summary of Other Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Disclosure Of Other Income [Abstract]
Government grant received	$ 356	$ 117	$ 525
Gain on discontinuation of equity accounted investment (refer note 8 (a) and (b))		2,017	2,251
Gain on lease modification	12	100	417
Excess provision written back	125	344	272
Net gain on de-recognition of property, plant and equipment	132	177	6
Others	145	43	19
Total	$ 770	$ 2,798	$ 3,490